UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 13, 2021
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Capital Senior Living Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.
On May 13, 2021, Capital Senior Living Corporation (the “Company”) announced its financial results for the three months ended March 31, 2021, by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.
The information being furnished under Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The press release and the presentation referenced below contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
In the press release, the Company’s management utilizes Adjusted EBITDAR and Adjusted EBITDAR excluding COVID-19 impact as financial valuation measures and Adjusted CFFO and Adjusted CFFO excluding COVID-19 impact as financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company’s results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.
The Company believes that presenting Adjusted EBITDAR excluding COVID-19 impact and Adjusted CFFO excluding COVID-19 impact is useful to investors to assess certain recent impacts of the COVID-19 pandemic on the Company’s financial position, results of operations and the non-GAAP financial valuation and performance measures that the Company has historically presented to investors.
Adjusted EBITDAR is a valuation measure commonly used by the Company’s management, research analysts and investors to value companies in the senior living industry. Since Adjusted EBITDAR excludes interest expense and rent expense, it allows the Company’s management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements. The Company believes Adjusted EBITDAR excluding COVID-19 impact is a valuable measure as it normalizes the impact of COVID-19 for valuation purposes.
The Company believes that Adjusted CFFO and Adjusted CFFO excluding COVID-19 impact are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company’s primary business. Adjusted CFFO and Adjusted CFFO excluding COVID-19 impact provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry.
The Company strongly urges investors to review the reconciliation of Net Income (Loss) to Adjusted EBITDAR and Adjusted EBITDAR excluding COVID-19 impact and the reconciliation of Net Income (Loss) to Adjusted CFFO and Adjusted CFFO excluding COVID-19 impact, included within the press release, along with the Company’s consolidated balance sheets and, statements of operations, and statements of cash flows.
Item 7.01    Regulation FD Disclosure.
Attached hereto as Exhibit 99.2 is an updated slideshow presentation of the Company.
By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.
Item 9.01    Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.

(d)Exhibits.

*99.1	Press Release dated May 13, 2021.
*99.2	Capital Senior Living Corporation Updated Slideshow Presentation.
104	Cover Page Interactive Date File-formatted as Inline XBRL.
*These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	Capital Senior Living Corporation

	By:	/s/ Tiffany L. Dutton
	Name:	Tiffany L. Dutton
	Title:	Senior Vice President- Accounting and Finance and Principal Accounting Officer